UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

First Connecticut Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, May 9, 2018

To the Stockholders of First Connecticut Bancorp, Inc.:

The Annual Meeting of Stockholders (the “Meeting”) of First Connecticut Bancorp, Inc., a Maryland corporation (the “Company”), will be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, May 9, 2018, at 10:00 a.m. local time, for the following purposes:

1.	To elect three Class I Directors to serve until 2021;

2.	To consider and approve an advisory (non-binding) proposal on the Company’s executive compensation;

3.	To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company;

4.	To conduct an advisory (non-binding) vote regarding the frequency of future votes regarding the compensation of the Company’s named executive officers; and

5.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 16, 2018 will be entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

The Proxy Statement made available to stockholders on or about March 29, 2018 provides information about the matters you will be asked to consider and vote on at the Meeting, except that additional information with respect to Item 4 listed above is set forth in the accompanying Supplement to Proxy Statement.

It is important that your shares be represented and voted at the Meeting. PLEASE SIGN, DATE AND RETURN THE ENCLOSED AMENDED PROXY CARD EVEN THOUGH YOU PLAN TO ATTEND THE MEETING. Doing so will ensure your presence by proxy and allow your shares to be voted should anything prevent your attendance in person.

By Order of the Board of Directors

Jennifer H. Daukas, Secretary

April 6, 2018

Free parking is available at the Vance Garage on Paul Manafort Drive, New Britain, Connecticut.

Memorial Hall is handicapped accessible.

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FIRST CONNECTICUT BANCORP, INC.

One Farm Glen Boulevard

Farmington, Connecticut 06032

SUPPLEMENT TO PROXY STATEMENT

This Supplement to Proxy Statement (this “Supplement”) is being furnished to the holders of common stock of First Connecticut Bancorp, Inc., a Maryland corporation (“FCB”), in connection with the solicitation of proxies by the Board of Directors of FCB for the Annual Meeting of Stockholders of FCB (the “Meeting”) to be held at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050, on Wednesday, May 9, 2018 at 10:00 a.m. local time, and at any adjournments and postponements thereof. This Supplement to Proxy Statement and the related amended proxy card are being mailed on or about April 6, 2018, to holders of record of FCB’s common stock on March 16, 2018, the record date for the Meeting. As used herein, the “Company” means both FCB and Farmington Bank, its wholly-owned subsidiary and a Connecticut chartered savings bank.

On March 29, 2018, we filed our proxy statement (the “Proxy Statement”) relating to the Meeting with the Securities and Exchange Commission (the “SEC”) and made available to our stockholders the Proxy Statement and related proxy materials.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding the frequency of future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding a new non-binding proposal to vote on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years or every three years (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to our stockholders of record as of the close of business on March 16, 2018, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of 2018 Annual Meeting of Stockholders. This Supplement and the Amended Notice of 2018 Annual Meeting of Stockholders supplement and amend the Notice of 2018 Annual Meeting of Stockholders and the Proxy Statement, each dated March 29, 2018, previously mailed or made available to our stockholders. This Supplement does not provide all of the information that is important to your decision at the Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Item 4. Stockholders of record may vote on all four proposals by submitting the amended proxy card enclosed with this Supplement. If you return an executed proxy card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote FOR the election of director nominees set forth in the Proxy Statement, FOR the approval of Proposals 2 and 3, and “1 YEAR” on Proposal 4.

If you have already voted and do not submit a new proxy card, your previously submitted proxy will be voted at the Meeting with respect to all other proposals but will not be counted in determining the outcome of the Say-On-Frequency Proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Item 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

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IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018

The Proxy Statement, this Supplement, an amended sample proxy card and the Company’s 2018 Annual Report are available at: www.edocumentview.com/FBNK

PROPOSAL 4

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY VOTE

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing stockholders the opportunity to indicate, on a non-binding, advisory basis, whether future advisory votes on executive compensation of the nature reflected in Item 2 of the Proxy Statement should occur every one year, every two years or every three years.  At the 2012 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis and the Board of Directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year. The next scheduled advisory vote on executive compensation is scheduled to occur at the 2018 Annual Meeting of Stockholders.

Although the Board of Directors recommends holding an advisory vote on executive compensation once every year, stockholders have the option to specify one of four choices for this matter on the amended proxy card: every one year, every two years, every three years or abstain. Stockholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on executive compensation on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1 YEAR.

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VOTING; REVOCABILITY OF PROXIES

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on the Say-On-Frequency Proposal. In order to vote on the Say-On-Frequency Proposal, you must submit a vote on Item 4 and mail the amended proxy card, or attend the Meeting and vote in person.

If you are the beneficial owner of shares held in “street name,” your bank, broker or other nominee has forwarded you this Supplement and the amended proxy card. As the beneficial owner of the shares, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following your nominee’s instructions for voting. If you want to vote your shares in person at the Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Meeting in accordance with the stockholder’s instructions indicated on the proxy. If no instructions are indicated on the amended proxy, the proxy will be voted “FOR” Proposal No. 1 regarding the election of each nominee for director; “FOR” Proposal No. 2 regarding the approval of FCB’s executive compensation; “FOR” Proposal No. 3 regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and “1 YEAR” on the advisory, non-binding Say-On-Frequency Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to any proposal as to which you provide no voting instructions, except that your bank, broker or other nominee has the discretionary authority to vote your shares with respect to the ratification of the appointment of PricewaterhouseCoopers LLP (Proposal 3).

If you are a record holder, you may revoke your proxy at any time before it is voted at the Meeting by any of the following means:

▪	Filing a written revocation of the proxy with the Secretary of FCB, Jennifer H. Daukas, c/o First Connecticut Bancorp, Inc., One Farm Glen Boulevard, Farmington, Connecticut 06032;
▪	Submitting a signed proxy card bearing a later date; or
▪	Attending and voting in person at the Meeting provided you are the holder of record of your shares.

If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.

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APPENDIX A

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02TP6A 1 P C F + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed a vote FOR Proposals 2 and 3 and a vote of “1 Year” for Proposal 4. For Against Abstain 2. The approval of an advisory (non-binding) proposal on the Company’s executive compensation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company. 4. Advisory(non-binding) vote regarding the frequency of future advisory votes on the Company’s executive compensation. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION 01 - John A. Green 02 - James T. Healey, Jr. 03 - John J. Patrick, Jr. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. 1 Year 2 Years 3 Years Abstain q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q .

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2018 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018 The undersigned, revoking all prior proxies, do hereby constitute and appoint Ronald A. Bucchi and Kevin S. Ray or any of them, my true and lawful attorney with full power of substitution as proxy, to represent and vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 9, 2018, at 10:00 a.m., at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if I might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever for the above purposes. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT SHALL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND “1 YEAR” FOR PROPOSAL 4. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Revocable Proxy — First Connecticut Bancorp, Inc. IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 9, 2018. THE PROXY STATEMENT THE SUPPLEMENTAL PROXY AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/FBNK

To:	Participants in the Farmington Bank 401K Profit Sharing Plan (the “401K Plan”)

Re:	Instructions for voting your shares of First Connecticut Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of First Connecticut Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of First Connecticut Bancorp, Inc. held in your account in the Farmington Bank 401K Plan will be voted.

Enclosed with this letter is the Supplement to Proxy Statement, which along with the previously provided Proxy Statement, describes the matters to be voted upon. After you have reviewed the Proxy Statement and the Supplement to Proxy Statement, we urge you to vote your shares held in the 401K Plan by marking, dating, signing and returning the enclosed (GREEN) proxy card.

Computershare will tabulate the votes for the purpose of having those shares voted by Delaware Charter Guarantee & Trust Company d/b/a Principal Trust Company, the Trustee for the 401K Plan.

If your proxy card is not received, your shares in your 401K Plan account will generally not be voted.

Please note that the enclosed proxy card relates only to those shares which are in your account in the 401K Plan.

If you also own shares of First Connecticut Bancorp common stock outside of the 401K Plan, you should receive other voting material (including a separate proxy card) for those shares owned by you individually.

PLEASE RETURN EACH AND EVERY PROXY CARD YOU RECEIVE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02TP9A 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Voting Instruction Ballot . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, a vote FOR Proposals 2 and 3 and a vote of “1 Year” for Proposal 4. For Against Abstain 2. The approval of an advisory (non-binding) proposal on the Company’s executive compensation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company. 4. Advisory(non-binding) vote regarding the frequency of future advisory votes on the Company’s executive compensation. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION 01 - John A. Green 02 - James T. Healey, Jr. 03 - John J. Patrick, Jr. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. 1 Year 2 Years 3 Years Abstain q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q ..

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 9, 2018. THE PROXY STATEMENT THE SUPPLEMENTAL PROXY AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/FBNK THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2018 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018 The undersigned hereby instructs the First Bankers Trust Services, Inc. and Delaware Charter Guarantee & Trust Company d/b/a Principal Trust Company, the Trustees of the 401K Profit Sharing Plan (the “401K Plan”) of Farmington Bank to vote, as designated below, all the shares of common stock of First Connecticut Bancorp, Inc. allocated to the undersigned’s 401K Plan account as of March 16, 2018 at the Annual Meeting of Stockholders to be held on Wednesday, May 9, 2018, at 10:00 a.m., at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if the undersigned might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever for the above purposes. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, IT SHALL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND “1 YEAR” FOR PROPOSAL 4. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. 401K PROFIT SHARING PLAN — First Connecticut Bancorp, Inc

To:	Participants in the Farmington Bank Employee Stock Ownership Plan (the “ESOP Plan”)

Re:	Instructions for voting shares of First Connecticut Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of First Connecticut Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of First Connecticut Bancorp, Inc. held in your account in the Farmington Bank ESOP Plan will be voted.

Enclosed with this letter is the Supplement to Proxy Statement, which along with the previously-provided Proxy Statement, describes the matters to be voted upon. After you have reviewed the Proxy Statement and the Supplement to Proxy Statement, we urge you to vote your shares held in the ESOP Plan by marking, dating, signing and returning the enclosed (BLUE) proxy card. Computershare will tabulate the votes for the purpose of having those shares voted by First Bankers Trust Services, Inc., the Trustee for the

ESOP Plan.

If your proxy card is not received, your shares in your ESOP Plan account will generally not be voted.

Please note that the enclosed material relates only to those shares which are in your ESOP Plan account.

If you also own shares of First Connecticut Bancorp common stock outside of the ESOP Plan, you should receive other voting material (including a separate proxy card) for those shares owned by you individually.

PLEASE RETURN EACH AND EVERY PROXY CARD YOU RECEIVE.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02TP8A 1 P C F + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed a vote FOR Proposals 2 and 3 and a vote of “1 Year” for Proposal 4. For Against Abstain 2. The approval of an advisory (non-binding) proposal on the Company’s executive compensation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company. 4. Advisory(non-binding) vote regarding the frequency of future advisory votes on the Company’s executive compensation. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 9, 2018. THE PROXY STATEMENT THE SUPPLEMENTAL PROXY AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/FBNK THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2018 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018 The undersigned understands that First Bankers Trust Services (the “ESOP Trustee”) is the holder of records and custodian of all shares allocated to the undersigned of First Connecticut Bancorp, Inc. common stock under the Farmington Bank Employee Stock Ownership Plan (the “ESOP”). Accordingly, the undersigned, revoking all prior proxies, do hereby constitute and appoint the ESOP Trustee, my true and lawful attorney with full power of substitution as proxy, to represent and vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 9, 2018, at 10:00 a.m., at Central Connecticut State University, Memorial Hall-Constitution Room, 1615 Stanley Street, New Britain, Connecticut 06050 and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if I might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof; and I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever for the above purposes. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE ESOP TRUSTEE WILL VOTE YOUR SHARES HELD IN THE ESOP IN THE SAME PROPORTION AS VOTES RECEIVED FROM OTHER PARTICIPANTS IN THE ESOP. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2018 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 9, 2018 ESOP Revocable Proxy — First Connecticut Bancorp, Inc.